March 15, 2000                                                     EXHIBIT 10.14


Christopher Ciervo
Symbol Technologies, Inc.
1 Symbol Plaza
Hotsville, NY  11742-1300

Dear Chris:

Here are the terms we have discussed for the supply of CDPD modems in your application.

1. Novatel Wireless Inc. ("Novatel") agrees to supply the Merlin OEM CDPD modem, as well as Ricochet II, GPRS, GSM EDGE and CDMA technologies to Symbol Technologies, Inc. ("Symbol").

2.      This agreement shall run from *** through ***.

3. Novatel agrees to supply the CDPD modems to Symbol at a unit price not to exceed $139 US or at ***, whichever is lower. For GPRS, Ricochet II, GSM EDGE and CDMA technologies, Symbol's cost will be ***.

4. Symbol agrees to purchase a total of *** or *** from Novatel over the *** of the agreement. If Symbol does not meet this commitment ***, and does not integrate another CDPD modem solution, Symbol will not be liable for any monetary penalty.

5. If Symbol chooses to utilize another CDPD modem vendor for reasons other than under performance of Novatel's hardware, software or record in meeting agreed delivery dates, Symbol will make payments equaling *** on any outstanding forecast volumes.

6. The per unit price as set forth includes the communications board made up of the 0.6-Watt CDPD radio modem, top and bottom shield covers of metal-plated plastic, and a 50ohm RF connector for antennae connection.

7. Symbol shall provide a 12-month rolling forecast to Novatel Wireless. The following changes to the quantity forecasts will be allowed:

         -----------------------------------------------------------------------
         TIME LINE              STOCKING AGREEMENT
         -----------------------------------------------------------------------
         ***                    ***
         -----------------------------------------------------------------------
         ***                    ***
         -----------------------------------------------------------------------

8. All prices are FOB Novatel's facility in Carlsbad, CA. All prices include normal packing for domestic shipment. All duty, insurance, special packing costs and expenses, and all Federal, Provincial, State and local excise, sales, use and other similar taxes are for Customer's account and will appear as additional items on invoices.

9.      Warranties shall be defined in Schedule "A".



*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

10. Novatel Wireless may, at its discretion, implement changes in the Product, modify the drawings and its specifications, or substitute a Product of more recent design; provided, however, that any such changes, modifications or substitutions, under normal and proper use shall not materially and adversely affect functional performance, form or fit of the product. Novatel Wireless agrees to use reasonable efforts to provide Customer with 30 days written notice of such changes.

11. Neither party shall be liable for any loss or damage due to delays in its delivery or performance, for its failure to manufacture, deliver or perform, arising out of any cause beyond its reasonable control.

12. Customer shall not assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Novatel Wireless.

13. This agreement represents the business intent of both parties, and will be replaced by a formal agreement 30 days after execution.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

NOVATEL WIRELESS INC.                         SYMBOL TECHNOLOGIES INC.


/s/                                           /s/
----------------------------                  ----------------------------------
Robert Corey                                  Ron Goldman
President and CEO                             Vice President and General Manager

                                  SCHEDULE "A"

Warranties

1. Novatel Wireless warrants for a period of 1 year from delivery at the FCA point that its Products are free from defects in material and workmanship, conform to Novatel Wireless specifications and that the software shall be free from errors which materially affect performance. THESE WARRANTIES ARE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIE3S, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRRANTEIS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NOVATEL WIRELESS SHALL IN NO EVENT BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OF ANY KIND OR NATURE DUE TO ANY CAUSE.

2. Novatel Wireless' obligations are limited to correction of such failure, by implementation of the module swap warranty procedure whenever practicable and are conditioned upon the Product having been maintained in accordance with Novatel Wireless specifications and the Product not having been modified by any party other than Novatel Wireless except as expressly permitted in writing.

3. The foregoing warranties do not extend to (i) non-conformities, defects or errors in the Product due to accident, abuse, misuse or negligent use of the Product or use in other than a normal and customary manner, environmental conditions not conforming to Novatel Wireless' specifications, or failure to follow prescribed operating maintenance procedures, (ii) defects, errors or non-conformities in the Product due to modifications, alterations, additions or Product changes not made or authorized to be made by Novatel Wireless, (iii) normal wear and tear, or (iv) damage caused by force of nature or act of yany third party.



                                      A-1